Exhibit 77(q)(1)


                                    EXHIBITS

(a) Form of Certificate of Amendment to Declaration of Trust and Redesignation of Series - filed as an exhibit to Post-Effective Amendment No. 51 to the
Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.